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F:\CLD\FBSBFC\AMERICABLE\2AMEND\AMENDMENT


                         WAIVER AND SECOND AMENDMENT TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


     THIS WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment") is dated as of March 3, 1995, and is by and between AMERICABLE, INC., a Minnesota corporation, TRANSITION ENGINEERING, INC., a Minnesota corporation, and CABLE DISTRIBUTION SYSTEMS, INC., a Georgia corporation (hereinafter collectively referred to as the "Borrowers") and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Loan Agreement (hereinafter described).

                                    RECITALS

     WHEREAS, the Borrowers and the Bank have executed and delivered an Amended and Restated Loan and Security Agreement, dated as of June 1, 1993, as amended by First Amendment to Amended and Restated Loan and Security Agreement, dated as of November 29, 1993 (as so amended, the "Loan Agreement"), pursuant to which the Bank agreed, subject to the terms and conditions contained therein, to extend certain financial accommodations to the Borrowers; and

     WHEREAS, the Borrowers and the Bank desire to further amend the terms of the Loan Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                               ARTICLE I - WAIVER

     1.1 Pursuant to SECTION 5.1 of Supplement A to the Loan Agreement, the Borrower agreed not to permit its Tangible Capital Base to be less than $6,200,000 for the period commencing December 31, 1994 through and including June 29, 1995. The Borrower has notified the Bank that as of December 31, 1994, its Tangible Capital Base was $5,675,000, and that as of January 31, 1995, its Tangible Capital Base was $5,708,000; and therefore, the Borrower is in default under the terms of the Loan Agreement.

     1.2 The Borrower has requested that the Bank waive the Events of Default described in Section 1.1 above, and the Bank hereby waives such Events of Default; PROVIDED THAT the Borrower complies with the requirements of SECTION
5.1 of Supplement A as amended by this Amendment. Such waiver is limited specifically to the Events of Default described in Section 1.1 above and shall not be construed or interpreted to be a waiver of any other existing or future Events of Default or of compliance with any other existing terms.


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                  ARTICLE II - AMENDMENTS TO THE LOAN AGREEMENT

     2.1 AMENDMENT. Supplement A to the Loan Agreement is hereby amended to read in its entirety as set forth in Supplement A attached hereto. All references in the Loan Agreement to "Supplement A" shall be deemed to refer to Supplement A attached hereto.

     2.2 CONSTRUCTION. All references in the Loan Agreement to "this Agreement," "herein" and similar references shall be deemed to refer to the Loan Agreement as amended by this Amendment.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

     To induce the Bank to enter into this Amendment and to make and maintain the Advances under the Loan Agreement as amended hereby, the Borrowers hereby warrant and represent to the Bank that they are duly authorized to execute and deliver this Amendment, and to perform their obligations under the Loan Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms.

                    ARTICLE IV - CONDITIONS AND EFFECTIVENESS

     This Amendment shall become effective on the date first set forth above; PROVIDED, HOWEVER, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

     4.1 Before and after giving effect to this Amendment, the representations and warranties in ARTICLE IV of the Loan Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Loan Agreement and this Amendment. The execution by the Borrowers of this Amendment shall be deemed a representation that the Borrowers have complied with the foregoing condition.

     4.2 After giving effect to this Amendment, no Event of Default or event which would constitute an Event of Default but for the requirement that notice be given or time elapse or both, shall have occurred and be continuing under the Loan Agreement. The execution by the Borrowers of this Amendment shall be deemed a representation that the Borrowers have complied with the foregoing condition.

     4.3 The Bank shall have received this Amendment appropriately completed and duly executed by the Borrowers.

     4.4 The Bank shall have received a certified copy of resolutions of the Board of Directors of each of the Borrowers authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment and other documents provided for in this Amendment.

     4.5 The Bank shall have received a certificate of the Secretary or an Assistant Secretary of each of the Borrowers certifying that the names of the officer or officers of the Borrowers authorized to sign this Amendment and other documents provided for in this Amendment, together with a sample of the true signature of each such officer.


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     4.6  The Bank shall have received a certificate of the Secretary or an
Assistant Secretary of each of the Borrowers certifying that there has been no amendment or restatement of the Certificate, Articles of Incorporation or the By-Laws of such Borrower since June 1, 1993.

     4.7 The Bank shall have received an Acknowledgment of Adanac Cable Ltd. and North Star Universal, Inc. each appropriately completed and duly executed, substantially in the form of EXHIBIT A AND B, respectively, to this Amendment.

                               ARTICLE V - GENERAL

     5.1 EXPENSES. The Borrowers agree to reimburse the Bank upon demand for all reasonable expenses, including reasonable fees of attorneys (who may be employees of the Bank) and legal expenses incurred by the Bank in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrowers hereunder, and to pay and save the Bank harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrowers shall survive any termination of the Loan Agreement.

     5.2 COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     5.3 SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     5.4 LAW. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

     5.5 SUCCESSORS; ENFORCEABILITY. This Amendment shall be binding upon the Borrowers and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Bank and the successors and assigns of the Bank. Except as hereby amended, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                              AMERICABLE, INC.,
                              a Minnesota corporation


                              By:
                              Title:


                              TRANSITION ENGINEERING, INC.,
                              a Minnesota corporation


                              By:
                              Title:


                              CABLE DISTRIBUTION SYSTEMS, INC.,
                              a Georgia corporation


                              By:
                              Title:


                              FIRST BANK NATIONAL ASSOCIATION,
                              a national banking association,


                              By:
                              Title: